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                                                              EXHIBIT 99.2

  The undersigned hereby consents to the references to the undersigned under the caption "Industry Overview" included in the Registration Statement on Form S-1 of Cyberian Outpost, Inc. and any amendments thereto.

                                          IDC

                                               /s/  Alexa McCloughan
                                          -------------------------------------

                                                  Alexa McCloughan

July 8, 1998